UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020 (May 6, 2020)

NATIONAL HEALTH INVESTORS INC
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Company’s annual meeting of shareholders was held on May 6, 2020. As of the record date, there were a total of 44,650,002 shares of Common Stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 38,583,358 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present.

(b)Set forth below are the matters acted upon by the Company’s shareholders at the annual meeting and the final voting results on each such matter.

(1) (a)    The nominees named below were each elected to serve as a member of the Board of Directors of the Company for a three-year term until the 2023 annual meeting of shareholders and until his successor is duly elected and qualified, and the voting results were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
W. Andrew Adams	21,904,716	10,526,073	25,127	6,127,442
Robert A. McCabe, Jr.	25,451,804	6,979,092	25,020	6,127,442

(1)(b)    The nominee named below was elected to serve as a member of the Board of Directors of the Company for a one-year term until the 2021 annual meeting of shareholders and until her successor is duly elected and qualified and the voting results were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charlotte A. Swafford	30,637,003	1,794,388	24,525	6,127,442

(1)(c)     The nominee named below was elected to serve as a member of the Board of Directors of the Company for a two-year term until the 2022 annual meeting of shareholders and until his successor is duly elected and qualified and the voting results were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert G. Adams	26,360,871	6,070,275	24,770	6,127,442

(2)    The Amendment to the Articles of Incorporation to increase the number of authorized shares from 60 million to 100 million was approved with the following voting results:

Votes For	Votes Against	Abstentions
37,161,355	1,303,118	118,885

(3) The compensation paid to NHI’s named executive officers was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,759,346	1,548,807	147,763	6,127,442

(4)    The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
38,193,815	344,527	45,016

Item 7.01 Regulation FD Disclosure.

In connection with the election of two new directors, the Board, after review of recent shareholder and ISS suggestions, revised the composition of each of its committees to be as follows:

Audit Committee:	Robert A. McCabe, Jr. – Chairman; Robert T. Webb; James R. Jobe; Charlotte A. Swafford
Compensation Committee:	Robert T. Webb – Chairman; Robert A. McCabe, Jr.; James R. Jobe; Robert G. Adams
Nominating and Corporate Governance Committee:	James R. Jobe – Chairman; Robert A. McCabe, Jr.; Robert T. Webb; Charlotte Swafford; Robert G. Adams

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/ John L. Spaid
Name:    John L. Spaid
Title:     Principal Financial Officer
Date:    May 11, 2020